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                                                                Exhibit 10.1

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (this "Agreement") is made as of August 23, 2002, by and among StemCells, Inc., a Delaware corporation (the "Company") with its principal office at 3155 Porter Drive, Palo Alto, CA 94304 and Triton West Group, Inc., a Cayman Islands corporation with its offices at the address set forth on the signature page hereto (the "Purchaser").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and Purchaser agree as follows:

                                   SECTION 1.

                        AUTHORIZATION AND SALE OF SHARES

         1.1. SALE OF SHARES. At the Closing (as defined in Section 2), the Company will sell to Purchaser, and Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, 1,028,038 shares (the "Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock") at a purchase price of $1.07 per share, resulting in an aggregate purchase price of One Million One Hundred Thousand Dollars ($1,100,000.00).

         1.2. REGISTRATION OF SHARES. The Shares have been registered on a Form S-3, File No. 333-83992, which registration statement, together with the prospectus comprising a part thereof (the "REGISTRATION STATEMENT") has been declared effective by the Securities and Exchange Commission (the "Commission") pursuant to the provisions of the Securities Act of 1933, as amended (the "Act"), and has remained effective since such date and is effective on the date hereof.

                                   SECTION 2.

                             CLOSING DATE; DELIVERY

         2.1. CLOSING DATE. On the date hereof (the "Closing Date") or in any event on or before August 26, 2002, the Company shall deliver the Shares to the Buyer via the Depository Trust Company's ("DTC") Deposit Withdrawal Agent Commission ("DWAC") system via the DTC instructions set forth on the signature page hereto. The Purchase Price shall be paid to the Company as set forth in the Escrow Agreement entered into among the Purchaser, the Company and the escrow agent signatory thereto, in the form of EXHIBIT A hereto (the "ESCROW AGREEMENT")). On or before August 26, 2002, the Buyer shall have wired the Purchase Price to the Escrow Agent pursuant to the wire instructions set forth in the Escrow Agreement. The obligations of the parties hereunder shall be conditioned upon the execution and delivery by each other party of the Escrow Agreement. The Shares must be unlegended and free of any resale restrictions that may be imposed by or on behalf of the Company. Both parties hereby agree and


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acknowledge that delivery of the Shares via DTC's DWAC system is a material obligation of the Company and furthermore, with respect to each party's obligations hereunder, time is of the essence.

         2.2. Pursuant to Section 424(b)(2), the Company agrees to file on Form 424(b)(2) the prospectus supplement set forth in EXHIBIT B hereto regarding the sale of the Shares to Buyer.

                                   SECTION 3.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Purchaser as follows:

         (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority (corporate and otherwise) to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not subject the Company to any material liability or disability.

         (b) The Company has full power and authority (corporate and otherwise) to enter into this Agreement and to perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be limited to applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; the performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation, the sale of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any lease, contract or other agreement or instrument to which the Company is a party or by which its properties are bound, or (ii) the Certificate of Incorporation or By-laws of the Company or (iii) any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body binding on the Company; and the Company is not required to obtain or make (as the case may be) any consent, approval, authorization, order, designation or filing by or with any court or regulatory, administrative or other governmental agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act and state securities laws.

         (c) The authorized capital stock of the Company consists of 75,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $.01 par value per share. As of the date hereof, the Company has outstanding 24,739,666 shares of Common Stock and 4,750 shares of Preferred Stock, all of which are validly issued, fully paid and non-assessable and which represent all of the outstanding shares of capital stock of the Company.


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         (d) The Shares to be purchased from the Company hereunder have been duly authorized for issuance and, when issued and delivered to the Purchaser by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable.

         (e) Other than as otherwise disclosed publicly, subsequent to the respective dates as of which information is given in the Registration Statement there has not been (i) any material adverse change, or any development which is likely to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, or the results of operations, condition (financial or otherwise), business or results of operations of the Company, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent, which is material to the Company, incurred by the Company, (iv) any change in the capital stock or any material change in the outstanding indebtedness of the Company or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. The Registration Statement and the final prospectus included therein do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made.

         (f) The Registration Statement has become effective and the Company has not received, and has no notice of, any written order of the Commission preventing or suspending the use of the Registration Statement or the prospectus contained therein, or proceedings instituted for that purpose.

                                   SECTION 4.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser acknowledges that it has been given the opportunity to ask questions of, and receive answers from, the Company's officers concerning the Company, its business, results, and financial condition, and to obtain any additional information it needs in making a decision to invest in the Company. Purchaser further acknowledges that all of its questions have been answered to its satisfaction, and all information and documents pertaining to its investment that it has requested have been made available. Purchaser represents, warrants, acknowledges and agrees that:

         (a) the Purchaser understands that the Company may possess material, non-public information relating to the Company and/or the Shares;

         (b) the Purchaser has chosen, for its own business reasons, not to request, require or expect that the Company provide any such information, whether or not confidential, to it;

         (c) the Purchaser is sophisticated and capable of understanding and appreciating, and does understand and appreciate, the significance of there being undisclosed information;


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         (d) the Purchaser has independently investigated and evaluated the value of the Shares and the financial condition and affairs of the Company without reliance upon any information about the Company other than publicly available information. Based upon its independent analysis of such information, obtained from sources other than the Company, the Purchaser has reached its own business decision to effect the purchase contemplated herein;

         (e) Neither the Company, nor any of its affiliates, attorneys, accountants and financial advisors has furnished any information to the Purchaser, used by Purchaser in determining to make the purchase contemplated herein, with respect to the Company or the Shares, other than such information as is contained in this agreement;

         (f) Except for the express representations and warranties contained in this agreement, neither the Company, nor any of its affiliates, attorneys, accountants and financial advisors, has made any representations or warranties to any Purchaser; and

                                   SECTION 5.

                                  MISCELLANEOUS

         5.1. WAIVERS AND AMENDMENTS. The terms of this Agreement may be waived or amended only with the written consent of the Company and Purchaser. The failure by any party at any time to enforce or to require the performance of any provision of this Agreement shall in no way be construed to be a waiver of any such provision and shall not affect the rights of such party hereunder thereafter to enforce or require the performance of such provision in accordance with the terms of this Agreement.

         5.2. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, without regard to the conflict of laws rules thereof.

         5.3. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by Purchaser without the written consent of the Company.

         5.4. ENTIRE AGREEMENT. This Agreement, including Exhibit A hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

         5.5. NOTICES, ETC. Any notice or other communication required or permitted under this Agreement shall be in writing and may be sent by personal delivery, by telecopy, overnight delivery service or U.S. mail, in which event it shall be mailed first-class, certified or registered, postage prepaid. All such notices and communications must be addressed to the Company or the Purchaser, as the case may be, at their respective addresses and telecopy number
(i) in the case of the Company, as set forth at the beginning of this Agreement in the case of the Company's


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address and to (650) 475-3101 in the case of a telecopy sent to the Company, and
(ii) in the case of the Purchaser as set forth on the signature page hereto, or at such other address or telecopy number as the Company or Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof and (A) in the case of notices and communications sent by personal delivery or telecopy, three hours following the first time during normal business hours following the time at which such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (B) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the first business day following the day such notice or communication was sent, and (C) in the case of notices and communications sent by U.S. mail, five days after such notice or communication shall have been deposited in the U.S. mail.

         5.6. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.7. COUNTERPARTS. This Agreement may be executed in two counterparts, each of which shall be an original, but both of which together shall constitute one instrument.

         5.8. FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         5.9. EXPENSES. Except as provided in Section 5.10, the Company and Purchaser shall each bear its own expense incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.


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         5.10. SURVIVABILITY. The respective representations and covenants of the parties hereto shall survive the Closing of the transactions contemplated hereby.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed by their respective duly authorized officers.

STEMCELLS, INC.,
a Delaware corporation


By: /s/ IRIS BREST
---------------------------------
Name:  Iris Brest
Title: General Counsel

TRITON WEST GROUP, INC.                     ADDRESS FOR NOTICE:
a Cayman Islands corporation                ------------------
                                            601 Montgomery Street, Suite 1060
                                            San Francisco, CA 94111


By: /s/ GENE JUNG
    -----------------------------
Name:  Gene Jung
Title: Board of Directors


                                            DTC INSTRUCTIONS:
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